                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (     )

Check the appropriate box:

(   )  Preliminary Proxy Statement     (   )  Confidential, for Use of the
                                              Commission Only (as permitted by
( X )  Definitive Proxy Statement             Rule 14a-6(e)(2))

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       Metropolitan Health Networks, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

( X )   No fee required.

(   )   Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

         (5) Total fee paid:

         ---------------------------------------------------------------------

(   )    Fee paid previously with preliminary materials.

(   )    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         ---------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

         (3)      Filing Party:

         ---------------------------------------------------------------------

         (4)      Date Filed:

         ---------------------------------------------------------------------

                       METROPOLITAN HEALTH NETWORKS, INC.
                     500 AUSTRALIAN AVENUE SOUTH, SUITE 1000
                         WEST PALM BEACH, FLORIDA 33401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

To the Stockholders of Metropolitan Health Networks, Inc:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Metropolitan Health Networks, Inc., a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on May 24, 2001 at the Crowne Plaza Hotel, 1601 Belvedere Road, West Palm Beach, Florida, for the following purposes:

         1. To elect seven (7) members to the Company's Board of Directors to hold office until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000.

         3.       To consider and vote upon a proposed Employee Stock Option
                  Plan.

         4. To ratify the appointment of Kaufman Rossin & Company as the independent auditors of the Company to serve at the pleasure of the Board;

         5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on April 17, 2001 are entitled to vote at the Annual Meeting or any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for the proper purpose during normal business hours at the offices of the Company for a period of at least ten
(10) days preceding the Annual Meeting.

         The Board of Directors recommends that you vote FOR the Board's nominees for director, the increase in the number of shares, the approval of the Employee Stock Option Plan and the ratification of the appointment of the independent auditors.

                              By Order of the Board of Directors


                              FRED STERNBERG
                              Chairman of the Board

West Palm Beach, Florida
April 18, 2001

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       METROPOLITAN HEALTH NETWORKS, INC.


                               -------------------
                                 PROXY STATEMENT
                               -------------------

                                  INTRODUCTION

         The accompanying proxy is solicited by the Board of Directors (the "Board") of Metropolitan Health Networks, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders to be held on May 24, 2001 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company's shareholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum and will have the effect of a negative vote for an increase in the number of authorized shares. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

         The shares entitled to vote at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling the holder to one (1) vote. At the close of business on April 17, 2001, the record date for the Annual Meeting, there were issued and outstanding 24,462,686 shares of the Company's Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 17, 2001.

         In addition to the use of the mails, employees of the Company may make solicitations by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company shall bear all expenses for the solicitation of proxies and has not retained a solicitation firm.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

         Seven (7) members of the Board will be elected at the Annual Meeting. Directors elected at the Annual Meeting will serve until the next annual meeting of shareholders or until their successors are elected and qualified. The eight nominees receiving the greatest number of votes cast by the holders of the Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company (assuming a quorum is present). The Company has no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees becomes unable or unwilling to serve.

         The following persons have been nominated by the Board for election to the Board of Directors:

         NAME                       AGE    TITLE
         ----                       ---    -----
         Fred Sternberg             60     Chairman and Chief Executive Officer
         Michael Cahr (1) (2)       60     Director
         Marvin Heiman (1) (2)      55     Director
         Michael Earley             45     Director
         Karl Sachs (2)             63     Director
         Mark K. Gerstenfeld (1)    58     Director
         Martin Harrison, MD        48     Director

(1)      Member of the Executive Committee
(2)      Member of the Audit and Compensation Committee

         FRED STERNBERG has been a director and President of the Company since January 2000. For more than twenty-five years prior thereto, Mr. Sternberg had been involved in the healthcare industry, taking a dental manufacturing company public in 1968 and providing consulting services relating to the PPM, MSO & DPM industries; billings/collections; accounts receivables (AR) financing and mobile diagnostics companies. Mr. Sternberg has also provided consulting services to assisted care living facilities and skilled nursing homes.

         MICHAEL CAHR has served as a director of the Company since February 2000. He is currently the Chief Executive Officer of IKADEGA a video server technology company. Prior to joining IKADEGA, he was the Chairman of Allscripts, Inc. a publicly traded prescription management company from September 1997 through March 1999. At Allscripts he successfully refocused the company to an Internet-based technology company and raised $20 million, leading to a successful IPO in 1999. Prior to Allscripts, Mr. Cahr was the Venture Group Manager for Allstate Venture Capital where he oversaw investments of over $100 million in technology, healthcare services, biotech pharmaceuticals and medical services. Mr. Cahr received his Bachelor of Arts degree in Economics from Colgate University and Masters of Business Administration from Farleigh Dickinson University.

         MARVIN HEIMAN has served as a director of the Company since March 2000. He is President and Chairman of the Board of Sussex Financial Group, Inc. and Sussex Insurance Group, an asset money manager for hundreds of physicians in the Chicago area. He also manages group health plans for many physician practices. From 1970 to 1981 he was President of Curtom Record Company and Division Vice-President of Curtom/Warner Bros. Record Company from 1975-1978. Mr. Heiman is a licensed Broker/Dealer with NASD and licensed with the SEC. He is also a member of the International Association for Financial Planners, Real Estate Securities Syndication Association, a recognize Platinum member of the International Association for Financial Planners, AIPAC and a member of the International Platform Association. Mr. Heiman's biography appears in Who's Who in America, Who's Who in Finance, Who's Who in Emerging Leaders in America, and Men of Achievement 1990/91 Cambridge, England. He has also been the recipient of the American Jewish Committee "Humanitarian" award in 1978. Mr. Heiman is also a partner in the Chicago White Sox baseball team.

         MICHAEL EARLEY has served as a Director of the Company since June 2000. He is currently President of Collins Associates, an institutional money management firm. He was previously a principal and owner of Triton Group Management, Inc., which provided financial and management consulting services to a variety of clients. From 1986 to 1997, he served in a number of senior management roles including CEO and CFO of Intermark, Inc. and Triton Group Ltd.; both publicly traded diversified holding companies. Mr. Earley received undergraduate degrees in Accounting and Business Administration from the University of San Diego. From 1978 to 1983, he was an audit and tax staff member of Ernst & Whinney.

         KARL SACHS, CPA has served as a Director of the Company since March 1999. He is a founding partner of the Miami-based public accounting firm of Sachs & Focaracci, P.A. A certified public accountant for more than 21 years, Mr. Sachs is a member of the American Institute of Certified Public Accountants, Personal Financial Planning and Tax Sections; Florida Institute of Certified Public Accountants; and the National Association of Certified Valuation Analysts. The firm of Sachs & Focaracci, P.A. serves the financial and tax needs of its diverse clients in addition to providing litigation support services. Mr. Sachs is a qualified litigation expert for the U.S. Federal District Court, U.S. District Court, U.S. Bankruptcy Court and Circuit Courts of Dade and Broward Counties. He is a graduate of the University of Miami where he received his BS in Business Administration. He also holds a Series 65 Securities License and a Life Insurance and Annuity License.

         DR. MARTIN HARRISON was appointed as a Director of the Company in November 2000. He served as an advisor to the Board for the past year. He has been practicing medicine in South Florida for the past 19 years and specializes in preventive and occupational medicine. Dr. Harrison completed his undergraduate training at the University of Illinois and postgraduate and residency training at Johns Hopkins University, as well as his Masters in Public Health. Dr. Harrison has also been on the Faculty of both the University and Medical School. He is currently the owner of H30, Inc. a privately held Research & Biomedical Company.

         MARK GERSTENFELD has served as a Director of the Company since October 1998. In addition, Mr. Gerstenfeld has served from October of 1996 to present as an advisor to the Company. Since 1986 Mr. Gerstenfeld has served as Vice President of Sales at Action West in New York, NY. Mr. Gerstenfeld received a Bachelor or Arts degree from Michigan State University in East Lansing Michigan and a MBA in marketing and marketing research from City College of New York, Baruch School of Business.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

         During the year ended December 31, 2000 the Company's Board of Directors had fifteen meetings and took action fourteen additional times by Unanimous Written Consent. Each member of the Board participated in each action of the Board.

         The Executive Committee may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific direction of the Board of Directors and all actions must be by unanimous vote. It is composed of Messrs. Cahr, Gerstenfeld, and Heiman.

         The Audit Committee, which consists of Messrs. Sachs, Cahr and Heiman reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers' listing standards. There was 1 meeting of the Audit Committee during 2000.

AUDIT COMMITTEE REPORT

         The Audit Committee reviews the financial reporting process, the system of internal controls, and the audit process. The Audit Committee has not adopted a written charter, which has been approved by the Board of Directors.

         The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. The Audit Committee has discussed with Kaufman, Rossin & Company, our independent auditors, the matters that are required to be discussed by Statement of Auditing Standards No. 61 (COMMUNICATION WITH AUDIT COMMITTEES). The Audit Committee received from Kaufman, Rossin & Company the written disclosures required by Independence Standards Board Standard No.1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), and discussed with Kaufman, Rossin & Company their independence.

         Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission, and that Kaufman, Rossin & Company be appointed independent auditors for the Company for 2001.

                                            Submitted by,
                                            AUDIT COMMITTEE:
                                            Karl Sachs
                                            Marvin Heiman
                                            Michael Cahr

DIRECTOR'S COMPENSATION

         Directors who are not employees of the Company receive $18,000 per year as compensation for serving on the Board of Directors. The Directors have elected to receive this compensation for the present time in stock. Each outside director also receives 40,000 options upon joining the Board, of which 20,000 vest immediately and the other 20,000 after one year. In addition, the Company reimburses all Directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors' meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES.

                                   PROPOSAL 2
                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                      INCORPORATION TO INCREASE AUTHORIZED
                                  COMMON STOCK


         On March 12, 2001, the Board of Directors approved a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 shares to 80,000,000 shares, and further decreed that the proposal be submitted to the shareholders with the recommendation that the amendment be approved. If the proposed amendment is approved and adopted by the shareholders of Metropolitan Health Networks, Inc., the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock. The text of the proposed amendment is set forth in Appendix A attached to this Proxy Statement.

         Of the 40,000,000 currently authorized shares of Common Stock, 24,462,686 shares were issued and outstanding as of April 17, 2001. As of April 17, 2001, an aggregate of 12.3 million additional shares of Common Stock had been reserved for issuance as follows: (i) an aggregate of approximately 7.3 million shares of Common Stock issuable in connection with outstanding options and warrants to purchase shares of Common Stock; (ii) an aggregate of approximately 2.0 million shares of Common Stock issuable in connection with options granted or to be granted under the Company's stock option plan, which agreement is subject to shareholder approval, and (iii) an additional 3.0 million shares of common stock issuable in connection with a financing transaction.

         At this time, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. Nevertheless, the Board of Directors believes that the proposal is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the expense and delay of a special shareholders' meeting, in connection with future opportunities for expanding the business through investments or acquisitions, equity financing, management incentive and employee benefit plans, and for other purposes.

         Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE ARTICLES OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


                                   PROPOSAL 3
                     APPROVAL OF EMPLOYEE STOCK OPTION PLAN


         The Company had previously adopted an Employee Stock Option Plan in 1996. However, no options have been granted under this plan and accordingly, the Company decided to replace this Plan with the 2001 Stock Option Plan. The Board of Directors has approved this Plan and now recommends that you approve it. The following summary describes the basic features of the Plan, however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan. The text of the Plan is attached as Appendix B.

The Stock Option Plan Generally

         The Board originally adopted the Plan on March 12, 2001. The Plan will terminate on June 1, 2011. Under the Plan, the Board or the Compensation Committee may grant stock incentives to key individuals performing services for Metropolitan, including employees, officers, eligible directors, consultants and agents. Awards under the Plan may be in the form of incentive stock options and nonqualified stock options.

Shares Available for the Plan

         We presently have 2,000,000 shares of common stock reserved for issuance under the Plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividends, recapitalization or other similar event affecting the number of shares of Metropolitan's outstanding common stock.

Plan Administration

         The Board or the Compensation Committee will administer the Plan. Subject to the specific provisions of the Plan, the Board or the Committee determines award eligibility, timing and the type, amount and terms of the awards. The Board or the Committee also interprets the Plan, establishes rules and regulations under the Plan and makes all other determinations necessary or advisable for the Plan's administration.

         Options under the Plan may be either incentive stock options, as defined under the tax laws, or nonqualified stock options. The per share exercise price may not be less than the fair market value of Metropolitan common stock on the date and option is granted. The Board or the Compensation Committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option. Only nonqualified options may be granted to individuals who are not Metropolitan employees.

         Upon exercise, the option holder may pay the exercise price in several ways. He or she can pay: (1) in cash; (2) by delivering previously owned Metropolitan common stock with a fair market value equal to the exercise price; or (3) by a combination of these methods.

Expiration of Options

         Generally, options granted under the Plan expire on the date determined by the Board and the Committee at the time of the grant, subject to earlier expiration as specified in the award agreement if the holder terminates employment with Metropolitan prior to that date. IRS rules require that incentive stock options expire no later than two months after the termination of employment for any reason other than death or disability, or one year after termination of employment by reason of death or disability, in either case subject to the normal expiration date of the option. In no event may an option be exercised after its expiration date. Any unvested portion of an option will expire immediately upon termination of employment.

Outstanding Options

         We cannot determine the number of shares that may be acquired under stock options that may be awarded under the Plan to participants. There are no stock appreciation rights under the Plan.

Transferability

         Generally, an option may not be sold, assigned or otherwise transferred during its holder's lifetime, except by will or the laws of descent and distribution.

Tax Consequences

         The following is a summary, based on current law, of some significant federal income tax consequences of awards under the Plan. Participants are advised to consult with their own tax advisor regarding the federal, state and local tax consequences of the grant and exercise of an option.

         Participants in the Plan do not recognize taxable income by reason of the grant or vesting of an option, and Metropolitan does not receive a tax deduction by reason of either event. At exercise, the federal tax consequences vary depending on whether the award is an incentive stock option or nonqualified stock option. Incentive Stock Options

         Upon exercise of an incentive stock option, its holder does not recognize taxable income and Metropolitan does not receive a tax deduction. However, the excess of the fair market value of Metropolitan common stock on the date of exercise over the exercise price is an adjustment that increases alternative minimum taxable income, the base upon which alternative minimum tax is computed.

         If the shares purchased upon the exercise of an incentive stock option are sold at a gain within two years from the date of grant, or within one year after the option is exercised, then the difference, with certain adjustments, between the fair market value of the stock at the date of exercise and the exercise price will be considered ordinary income. Any additional gain will be treated as a capital gain. If the shares are sold at a gain after they have been held at least one year and more than two years after the grant date, any gain will be treated as a long-term capital gain. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

Nonqualified Stock Options

         Upon exercise of a nonqualified stock option, its holder recognizes ordinary income in an amount equal to the difference between the fair market value of Metropolitan common stock at the time of exercise and the exercise price. Generally, Metropolitan is entitled to a corresponding tax deduction for compensation income recognized by the holder. Upon the subsequent sale of the shares acquired in the exercise, the holder will recognize a short-term or long-term capital gain or loss, depending on the length of time he or she has held the shares.

Plan Amendment and Termination

         The Plan will terminate on June 1, 2011. The Board of Directors may amend or terminate the Plan at any time. An amendment is subject to shareholder approval if it increases the number of shares available for issuance under the Plan, permits the grant of an incentive stock option at an exercise price less than that set forth in the Plan, changes the class of individuals eligible for participation in the Plan, or permits the grant of awards after the Plan termination date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN


                                   PROPOSAL 4
           PROPOSAL TO RATIFY THE APPOINTMENT OF KAUFMAN, ROSSIN & CO.
                     AS INDEPENDENT AUDITORS OF THE COMPANY

         The Board of Directors has appointed Kaufman, Rossin & Company as our independent auditors for the current fiscal year. Kaufman, Rossin & Company has served as our auditors since 1996. Fees paid to the independent auditors were as follows: Audit Fees: $130,000 for the audit of the consolidated financial statements for the fiscal year ended December 31, 2000 and for the review of the consolidated financial statements included in the Company's quarterly filings on Form 10-QSB; and Other Fees: $40,000 for audit-related services. Audit related services generally include fees for business acquisitions, accounting consultations and SEC registration statements.

         The appointment of Kaufman, Rossin & Company as independent auditors of the Company for the fiscal year ended December 31, 2001 will be ratified. Although the Board of Directors of the Company is submitting the appointment of Kaufman, Rossin & Company for shareholder approval, it reserves the right to change the selection of Kaufman, Rossin & Company as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of Kaufman, Rossin & Company are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KAUFMAN, ROSSIN & COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and personal who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) beneficial owners have complied with the Section 16(a) requirements for the period to which this proxy is related.

OPTIONS GRANTED IN LAST FISCAL YEAR

         During the year ended December 31, 2000, the Company granted options to each of the named executive officers as set forth in the table below:

                 Number of    % Of Total
                 Securities   Options/
                 Underlying   SARs
                 Options/     Granted to     Exercise or
                 SARs         Employees in   Base Price     Expiration
Name             Granted      Fiscal Year    ($/Share)      Date
----             -------      -----------    ---------      ----

Fred Sternberg   300,000      52.04%         $0.30          01/01/05
Fred Sternberg   360,000                     $0.50          01/01/05
Fred Sternberg   125,000                     $1.00          12/31/05 - 12/31/09
Fred Sternberg   200,000                     $2.00          09/19/05
Fred Sternberg   700,000                     $0.75          04/01/06 - 01/01/08

AGGREGATED FISCAL YEAR-END OPTIONS VALUE TABLE

         The table below sets forth certain information pertaining to unexercised stock options held by the Named Executive Officers during the year ended December 31, 2000:

                                               Number of                    Value of Unexercised
                                           Unexercised Options                 In-the-Money
                                            Held at 12/31/00                Options at 12/31/00 1
                                            ----------------                ---------------------
                Shares Acquired   Value
Name            On Exercise       Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
----            -----------       --------  -----------  -------------  -----------  -------------
                (#)               ($)       (#)          (#)            ($)          ($)
                ---               ---       ---          ---            ---          ---

Fred Sternberg  0                 0         885,000      800,000        300,193      81,280
Debbie Finnel   0                 0         100,000      100,000         44,380      34,380
David Gartner   0                 0         100,000       50,000         54,380      27,190

         1 The closing sale price of the Common Stock on December 29, 2000 as reported by OTCBB was $0.8438 per share. Value is calculated by multiplying
     (a) the difference between $0.8438 and the option exercisable price by (b) the number of shares of Common Stock underlying.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 17, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company who beneficially owns more than 5% of the Company's outstanding Common Stock, (ii) each director, (iii) all named executive officers and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address for each of the listed beneficial owners identified is C/O Metropolitan Health Networks, Inc., 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401. As otherwise noted, all persons named on the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name/Address of                  Beneficial Ownership     Beneficial Ownership
Beneficial Owner                     Common Stock            Common Stock(1)
----------------                     -------------           ---------------

Martin Harrison, M.D. (2)             5,314,229                    18.11%
Fred Sternberg (3)                    1,508,850                     5.14%
Paul Preste, M.D. (4)                    70,449                      (11)
Karl Sachs (5)                          289,949                     1.10%
Mark Gerstenfeld (6)                    292,615                     1.10%
Michael Cahr (7)                        346,726                     1.18%
Marvin Heiman                           161,751                      (11)
Michael Earley (8)                       51,635                      (11)
David Gartner (9)                       100,000                      (11)
Debbie Finnel(10)                       100,000                      (11)
Noel J. Guillama                      1,490,666                     5.10%
Directors and Executive
Officers as a group
(10 persons)                          8,236,204                    28.10%
-------------

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person sixty (60) days from the date of this Proxy Statement. As of April 17, 2001, there are 24,462,686 shares of Common Stock outstanding.

(2) Includes 20,000 shares issuable upon exercise of options at a price of $0.91.

(3) Includes (1) 300,000 options to purchase shares at a price of $0.30 per share, (2) 100,000 options to purchase shares at a price of $0.75 per share, (3) 125,000 options to purchase shares at a price of $1.00 per share (4) 360,000 options to purchase shares at a price of $0.50 per share and (5) 200,000 options to purchase shares at a price of $2.00 per share. Excludes (1) 100,000 options to purchase shares at a price of $1.00 per share and (2) 700,000 options to purchase shares at a price of $0.75 per share, all of which have not yet vested.

(4)  Includes 40,000 options to purchase shares at a price of $0.30.

(5) Excludes 25,000 options to purchase shares at a price of $0.30 per share, which have not yet vested.

(6) Includes (1) 40,000 options to purchase shares at a price of $0.30 per share, (2) 80,000 options to purchase shares at a price of $0.625, (5) 75,000 options to purchase shares at a price of $0.75 per share. Excludes 50,000 options to purchase shares at a price of $0.75 per share, which have not yet vested.

(7)  Includes 4,000 shares held by Michael Cahr as custodian for his son.

(8) Includes (1) 20,000 options to purchase shares at a price of $0.75 per share and (2) 25,000 options to purchase shares at a price of $2.00. Excludes 20,000 options to purchase shares at a price of $0.75 per share, which have not yet vested.

(9) Excludes 50,000 options to purchase shares at a price of $0.30 per share, which have not yet vested.

(10) Includes 50,000 options to purchase shares at a price of $0.50 per share. Excludes 100,000 options to purchase shares at a price of $0.50 per share, which have not yet vested.

(11) Represents less than 1%.

EXECUTIVE COMPENSATION

         The following table sets forth compensation information for the Company's Chief Executive Officer and each of the executive officers that earned more than $100,000 during the fiscal year ending December 31, 2000.

                                                                                        Long-term
                                                                                        Compensation
                                                                                        Awards
                                                                                        Securities
                                                                  Other Annual          Underlying
Name and                     Fiscal     Salary       Bonus        Compensation          /Options SARs        All Other
Principal Position           Year         $            $               $                     (#)            Compensation
------------------           ----       -------      -------      ------------          ------------------  ------------
Fred Sternberg
Chairman of the Board,       2000       150,000       0            $9,600
President, CEO

Debra Finnel
Chief Operating Officer      2000       132,000       0


David S. Gartner, CPA
Chief Financial Officer      2000        96,557       0             6,000

*The above were not officers in 1999.

EMPLOYMENT AGREEMENTS

         Fred Sternberg

         In January 2000 the Company entered into an employment agreement, subsequently amended, with Fred Sternberg, the Company's President, Chief Executive Officer and a director. The term of the agreement is for five years from the effective date. The annual salary under the Agreement is $150,000 with a 10% annual increase. However, effective April 1, 2001 the Board of Directors has approved an increase in Mr. Sternberg's annual salary to $250,000 per year. The annual 10% increase remains the same. Mr. Sternberg is also eligible to receive a discretionary bonus. Additionally, Mr. Sternberg was granted options to purchase 300,000 shares of Common Stock at $0.30 per share and options to purchase 360,000 shares of Common stock at $0.50 per share upon the signing of the Agreement. Additional longevity options were granted at the rate of 25,000 options per year of employment at a price of $1.00 per share. The Agreement also provides for an additional 700,000 options at $0.75 per share vesting on various dates over the life of the contract.

         The Agreement also provides, among other things, for (i) participation in any profit-sharing or retirement plan and in other employee benefits applicable to employees and executives of the Company; (ii) an automobile allowance of $800 per month and fringe benefits commensurate with the duties and responsibilities of Mr. Sternberg and (iii) benefits in the event of death or disability. The Agreement also contains certain non-disclosure and non-competition provisions.

         Under the terms of the Agreement, the Company may terminate the employment of Mr. Sternberg either with or without cause. If the Agreement is terminated by the Company without good cause, the Company would be obligated to continue to pay Mr. Sternberg's salary and current and future bonuses, and Mr. Sternberg would be entitled to all stock options earned or not yet earned through the full term of the Agreement.

         Debra Finnel

         In January 2001, the Company entered into an employment agreement with Debra Finnel, Chief Operating Officer. The term of the agreement is five years and calls for an annual salary of $225,000, increasing to $250,000 on July 1, 2001. Ms. Finnel is also eligible to receive a discretionary bonus and has been granted options to purchase 300,000 shares of Common Stock at $1.00 per share with vesting over five years.

         The Agreement also provides, among other things, for (i) participation in any profit-sharing or retirement plan and in other employee benefits applicable to employees and executives of the Company; (ii) an automobile allowance of $1,500 per month and fringe benefits commensurate with the duties and responsibilities of Mr. Sternberg and (iii) benefits in the event of death or disability. The Agreement also contains certain non-disclosure and non-competition provisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company had a consulting agreement with Sternco, Inc., an affiliate of Fred Sternberg that provided for commissions on any acquisition for which Sternco is or was the introducing party or materially contributed to such acquisition. Prior to becoming an officer and director of the Company, any and all obligations under this agreement were satisfied with the payment of $24,000 cash and 160,000 shares of common stock.

         In November 2000, the Company loaned Debra Finnel $30,000. The loan has been treated as an employee advance and will be repaid in 2001.

         All future transactions between the Company and any officer, director or 5% shareholder will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent disinterested directors of the Company. The Company believes that all prior affiliated transactions except those identified above were made on terms no less favorable to the Company than available from unaffiliated parties. Loans, if any, made by the Company to any officer, director or 5% stockholder, will only be made for bona fide business purposes.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 2002 Annual Meeting must be received by the Company no later than December 31, 2001 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                 ANNUAL REPORTS

         The Company's 2000 Annual Report to Stockholders, which contains the Company's Annual Report on Form 10-KSB (without exhibits) and its consolidated financial statements for the year ended December 31, 2000, accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Investor Relations, Metropolitan Health Networks, Inc., 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401.

                              BY ORDER OF THE BOARD OF DIRECTORS
                              /s/ Fred Sternberg
                              Fred Sternberg, Chairman & Chief Executive Officer


April 18, 2001

                                   Appendix A

                              ARTICLES OF AMENDMENT
                                     To The
                            ARTICLES OF INCORPORATION
                                       Of
                       METROPOLITAN HEALTH NETWORKS, INC.

         Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned Directors of METROPOLITAN HEALTH NETWORKS, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida, bearing document number P96000004953, do hereby certify:

         That pursuant to Unanimous Written Consent of the Board of Directors of said Corporation dated March 12, 2001 and the consent of a majority of Shareholders of the outstanding common stock of the Corporation at a meeting on May 24, 2001, which shares voting at such meeting represented a majority of the total issued and outstanding capital stock of the Corporation entitled to vote. Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

         The first two paragraphs of the following Article should be amended to read:

                           ARTICLE III - CAPITAL STOCK

                  The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be ninety million (90,000,000) shares which are to be divided as follows:

                  Eighty million (80,000,000) shares of Common Stock with a par value of $.001 per share and ten million (10,000,000) shares of Preferred Stock at a par value of $.001 per share. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.


         IN WITNESS WHEREOF, the undersigned Directors have executed these Articles of Amendment as of the 24th day of May, 2001


                               METROPOLITAN HEALTH NETWORKS, INC.



                               ------------------------------------------------
                               By:  Fred Sternberg, President & CEO

                                   APPENDIX B


                       METROPOLITAN HEALTH NETWORKS, INC.
                             2001 STOCK OPTION PLAN


ARTICLE I.

                           PURPOSE AND EFFECTIVE DATE

1.1. Purpose. The purpose of the Plan is to enable the Company to attract, retain and reward employees, directors and other individuals who are providing significant services to the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success through the award of Incentive Stock Options and Nonqualified Stock Options.

1.2. Effective Date. The Plan shall be effective June 1, 2001 (the "Effective Date") and shall remain in effect until terminated in accordance with Article VIII; provided, however, in no event may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the Effective Date or the date the Plan is approved by the Company's stockholders, whichever is earlier.

ARTICLE II.

                                   DEFINITIONS

         When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

         2.1. "Administrator" means the administrator of the Plan determined in accordance with Section 3.1.

         2.2.  "Board" means the Board of Directors of the Company.

         2.3. "Cause" means, in the reasonable judgment of the Administrator,
(i) the willful and continued failure by the Participant to substantially perform his or her duties with the Company (other than any such failure resulting from the Participant's being disabled); (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Board, the Participant's creditability and reputation no longer conforms to the standard of the Company's employees, or
(iv) the Participant is convicted of a felony. No act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and its Subsidiaries. Notwithstanding this Section 2.3, in the event that a Participant is subject to an employment agreement with the Company, Cause shall have the same meaning as that set forth in the Participant's employment agreement.

         2.4. "Change of Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company's assets.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Common Stock" means the common stock of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 4.2.

         2.7. "Company" means Metropolitan Health Networks, Inc. and any successor thereto.

         2.8. "Disabled" or "Disability" means a physical or mental disability which renders the Participant incapable, after reasonable accommodation, of performing the duties of his or her position, and the condition, in the opinion of a physician selected by the Company, is expected to have a duration of not less than 12 months. In the event of a dispute as to whether the Participant has a Disability, the Company may refer the same to a licensed practicing physician of the Company's choice, and the Participant agrees to submit to such tests and examination as such physician shall deem appropriate. A Participant shall not be considered Disabled unless the Administrator determines that the Disability arose prior to such Participant's Termination Date.

         2.9. "Eligible Individual" means an employee, or director of the Company and any other person providing material services to the Company as a consultant, advisor or independent contractor.

         2.10. "Fair Market Value". The Fair Market Value shall be equal to, as of any date, the price per share of the Common Stock on the applicable stock exchange. In the event the Common Stock is no longer traded on a stock exchange, Fair Market Value shall mean the amount determined by the Board using such good faith valuation methods as it deems appropriate.

         2.11. "Incentive Stock Option" means an Option that is intended to satisfy the requirements of an "incentive stock option" within the meaning of Code Section 422.

         2.12. "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

         2.13. "Option" means an option to purchase shares of Common Stock which is either an Incentive Stock Option or Nonqualified Stock Option.

         2.14. "Participant" means an Eligible Individual who is granted an Option under the Plan pursuant to Article V.

         2.15. "Plan" means the Metropolitan Health Networks, Inc. 2001 Stock Option Plan, as amended from time to time.

         2.16. "Related Company" means any company during any period in which it is a subsidiary corporation (as that term is defined in Code Section 424(f)) with respect to the Company

         2.17. "Termination Date" means the date the Participant both ceases to be an employee of the Company and ceases to perform material services for the Company, including, but not limited to, advisory or consulting services or services a member of the Board.

                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. Administration. The Board or a compensation committee thereof shall be the "Administrator" of the Plan and shall have the authority to control and manage the operation and administration of the Plan; provided, that, the Board, in its sole discretion, may delegate administration of the Plan to a committee composed of not fewer than two members of the Board. If administration is delegated to a committee, references in the Plan to the Administrator shall be deemed to refer to such committee.

         3.2. Authority of Administrator. The Administrator shall have the authority to approve Eligible Individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Option. Options may be subject to such provisions as the Administrator shall deem advisable, and may be amended by the Administrator from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option without such holder's consent.

         3.3. Powers of the Administrator. The Administrator may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

         3.4. Indemnification. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each such member shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as employees of the Company, as members of the Board or under the by-laws of the Company.

                                  ARTICLE IV.

                        COMMON STOCK SUBJECT TO THE PLAN

         4.1. Common Stock Subject to Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000, as adjusted in accordance with Section 4.2. Such shares may be authorized but unissued shares or shares that are currently held or subsequently acquired by the Corporation as treasury shares. Any shares subject to an Option, which for any reason expires or terminates without the issuance of Common Stock (including, if applicable, Common Stock that is not issued because it is withheld to satisfy tax withholding or the exercise price) shall again be available for issuance of Options under the Plan.

         4.2. Adjustment to Shares. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in corporate structure or capitalization affecting the Common Stock, the type and number of shares of Common Stock which are or may be subject to Options under the Plan and the terms of any outstanding Options (including the number of shares subject to the Option and the price at which they may be purchased) shall be equitably adjusted by the Administrator, in its sole discretion, to preserve the value of the benefits awarded or to be awarded to Participants under the Plan; provided, however, in the event of a Change in Control, the Administrator may substitute awards of equal value for awards under the Plan or cancel outstanding awards in accordance with Article VI.

                                   ARTICLE V.

                                  OPTION AWARDS

         5.1. Eligibility. The Administrator shall determine and designate from among the Eligible Individuals, those persons who shall be granted Options and become Participants under the Plan and the number of shares of Common Stock that shall be subject to each such Option.

         5.2. Terms and Conditions of Options. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator; provided, however, that no Incentive Stock Option shall be awarded to any individual who is not an employee of the Company. To the extent that an Option designated as an Incentive Stock Option does not satisfy the requirements of Section 422 of the Code, it shall be treated as a Nonqualified Stock Option. Each Option granted under the Plan shall be subject to the following terms and conditions, and such other terms and conditions as the Administrator deems appropriate.

                  (a) Exercise Price. The price of each share of Common Stock subject to an Option shall be determined by the Administrator at the time the Option is granted and, in the case of an Incentive Stock Option, shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  (b) Vesting of Options. Exercise of an Option is contingent on satisfaction of the vesting conditions, if any, established by the Administrator with respect to such Option at the time of grant. Such conditions may include, but are not limited to, completion of a specified period of service or achievement of performance goals.

                  (c) Expiration Date. Unless the Administrator determines otherwise, Options awarded under the Plan shall expire and no longer be exercisable on the earliest to occur of:

                           (i) the ten-year anniversary of the date the Option
                  was granted;

                           (ii) if the Participant's Termination Date occurs by
                  reason of death or Disability, the first anniversary of such Termination Date;

                           (iii) if the Participant's Termination Date occurs by
                  reason of Cause, such Termination Date; or

                           (iv) if the Participant's Termination Date occurs for
                  reasons other than death, Disability or Cause, the day which is 60 days after such Termination Date.

         Unless the Administrator determines otherwise, any portion of an Option which is not exercisable on the Participant's Termination Date for any reason shall expire on such Termination Date and may not thereafter be exercised.

                           (v) Other Terms. Options granted under the Plan may
                  also be subject to such other provisions (whether or not applicable to any other Options granted under the Plan) as the Administrator determines appropriate, including without limitation, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any Option, provisions for the acceleration of exercisability or vesting of Options, provisions relating to restrictions on competitive activity, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan. 5.3. Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock Options.

         5.3 Rules Applicable to Incentive Stock Options. In addition to the terms and conditions specified elsewhere in the Plan, the following rules shall be applicable to Incentive Stock OPtions.

                  (a) Grant Period. An Incentive Stock Option may not be granted more than ten years after the date the Plan is adopted or approved by stockholders of the Corporation, whichever is earlier.

                  (b) Ten Percent-Owner. If a Participant on the date that an Incentive Stock Option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Corporation, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

                  (c) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must be an employee of the Company at all times from the date the Option is granted through a date that is no more than two months prior to the date it is exercised (or no more than one year prior to the date it is exercised if the Option holder terminates employment due to death or Disability). For this purpose, the first 60 days of an authorized leave of absence (or, if longer, the period the Participant's right to reemployment is guaranteed by statute or contract) shall not be deemed to sever the employment relationship.

                  (d) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

                  (e) Value of Shares. The aggregate Fair Market Value (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

         5.4. Exercise of Options. An Option may be exercised in whole or part, to the extent then exercisable, by filing a written notice with the Secretary of the Corporation at its corporate headquarters. Such notice shall specify the number of shares of Common Stock to be purchased and must be accompanied by payment of the exercise price and applicable withholding taxes. Such payment may be paid in cash or by check or, in the discretion of the Administrator, by the delivery (or certification of ownership) of Common Stock then owned by the Participant, or in any other manner then permitted by the Administrator including, without limitation, a cashless exercise arrangement to the extent provided by the Administrator; provided, however, that payment of the exercise price by delivery of Common Stock then owned by the Participant may be made, if permitted by the Administrator, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Administrator.

         5.5. Individual Limits on Options. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Option under the Plan to the extent that the sum of:

                  (a) the number of shares of Stock subject to such Option;

                  (b) the number of shares of Stock subject to all other prior Options under the Plan during the one-year period ending on the grant date of the Option; and

                  (c) the number of shares of Stock subject to all other prior Options granted to the Participant under other plans or arrangements of the Company and Related Companies during the one-year period ending on the grant date of the Option, would exceed the Participant's Individual Limit under the Plan. Subject to the provisions of Section 4.2, the determination made under the foregoing provisions of this Section 5.5 shall be based on the shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable. Subject to the provisions of Section 4.2, a Participant's "Individual Limit" shall be 500,000 shares of Stock.

                                  ARTICLE VI.

                                CHANGE IN CONTROL

         In the event of a Change in Control, the Administrator, in its sole discretion, shall take one or more of the following actions with respect to outstanding Options under the Plan:

                  (a) fully vest all Options outstanding under the Plan; or

                  (b) arrange to have outstanding Options assumed by the successor entity in the Change in Control or replaced with an option of equivalent value to purchase stock of such successor entity; or

                  (c) cancel all outstanding Options as of the effective date of the Change in Control; provided that notice of such cancellation is given to Participants and Participants shall either (i) have the right to exercise all Options prior to the Change in Control, or (ii) have the right to exercise all Options prior to the Change in Control which are then exercisable and to receive cash or a cash-based deferred compensation program of the successor entity of equivalent value with respect to Options which are not then exercisable.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

         7.1. No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any individual the right to be retained in the employ of the Company as an employee, advisor or otherwise, nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

         7.2. Stockholder Status. No Option under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which shares of Common Stock are registered in his or her name.

         7.3. Limitations on Distributions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any share of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

         7.4. Withholding of Taxes. All distributions and payments under the Plan are subject to the withholding of all applicable taxes.

         7.5. Non-Transferability. Options granted under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that a Participant who receives an Option under the Plan has the right to exercise such Option, the Option may be exercised during the lifetime of the Participant only the Participant or his or her guardian or legal representative.

         7.6. Successors. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

         7.7. Governing Law. The Plan, and all agreements under the Plan, shall be construed in accordance with and governed by the laws of the State of Florida.

         7.8. Agreement with Company. At the time an Option is granted to a Participant under the Plan, the Administrator may require a Participant to enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the Plan and to such additional terms and conditions not inconsistent with the Plan as the Administrator, in its sole discretion, may prescribe. At the time an Option is exercised, the Administrator may require the Participant to enter into a stockholders agreement containing restrictions on the transfer of shares of Common Stock and such other terms and conditions as the Administrator, in its sole discretion, may determine.

                                 ARTICLE VIII.

                            AMENDMENT AND TERMINATION

         The Board may at any time amend or terminate the Plan, provided that, subject to Section 4.2 (relating to adjustment of shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Option granted under the Plan prior to the date such amendment or termination is adopted by the Board.

                       METROPOLITAN HEALTH NETWORKS, INC.
                     500 Australian Avenue South, Suite 1000
                         West Palm Beach, Florida 33401


                                      PROXY

         The undersigned hereby constitutes and appoints Fred Sternberg and/or __________ as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on April 17, 2001, at the Annual Meeting of Shareholders to be held on May 24, 2001, or any adjournment thereof.


1.  Election of Directors

    FOR all nominees listed below                 WITHHOLD AUTHORITY to vote
    (except as marked to the                      for all nominees listed
    contrary)                                              below
                      |_|                                        |_|

                                       Fred Sternberg
                                       Michael Cahr
                                       Marvin Heiman
                                       Michael Earley
                                       Karl Sachs
                                       Mark Gerstenfeld
                                       Martin Harrison, MD

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)


2. To approve the Amendment to the Articles of Incorporation to Increase Authorized Common stock of the Corporation.

                  |_| FOR                   |_| AGAINST           |_| ABSTAIN

3.       To approve the Employee Stock Option Plan.

                  |_| FOR                   |_| AGAINST           |_| ABSTAIN

4. To ratify the appointment of Kaufman, Rossin & Co., independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2001.

                  |_| FOR                   |_| AGAINST           |_| ABSTAIN


         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy is solicited on behalf of the Board of Directors of Metropolitan Health Networks, Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.


                                    ----------------------------------
                                    Signature

                                    ----------------------------------
                                    Signature If Held Jointly

                                    ----------------------------------
                                    (Please Print Name)

                                    ----------------------------------
                                    Number of Shares Subject to Proxy


Dated:                       , 2001
      -----------------------